                                                                   EXHIBIT 10.32

                              SECURITY AGREEMENT
                              ------------------

     This Security Agreement is made as of December 2, 1999 by and between Pointshare Corporation, a Delaware corporation ("Pledgee"), and Kelly R.
                                                 -------
Jorgensen ("Pledgor") an employee of Pointshare Corporation.
            -------

                                    RECITALS
                                    --------

     Pledgee has loaned to Pledgor, and Pledgor has borrowed from Pledgee, an aggregate of $100,000.00, which loan is or shall be evidenced by a promissory note (the "Note") and is to be secured by up to an aggregate of 522,000 shares
           ----
of Pledgee's Common Stock in Pointshare Corporation (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) held or hereafter acquired by Pledgee (the "Shares").
                          ------

                                   AGREEMENT
                                   ---------

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

     1. Creation and Description of Security Interest; Transferability; Escrow.
        ----------------------------------------------------------------------

          (a) In consideration of the loan to Pledgor, Pledgor, pursuant to the laws of the State of Washington, hereby pledges the Shares (sometimes referred to in this Agreement as the "Collateral") represented by the
                                      ----------
certificate delivered herewith, duly endorsed in blank or with executed stock powers, to the Secretary of Pledgee (the "Pledgeholder"), who shall hold said
                                          ------------
certificate subject to the terms and conditions of this Security Agreement.

          (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Secured Loan Agreement.

          (c) Except as required to enable Pledgee to exercise its rights as a secured party, none of the Shares pledged under this Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor.

          (d) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon execution of this Agreement, deliver and deposit with the Secretary of Pledgee, or such other person designated by Pledgee, the share certificate representing the Shares, together with a stock power, duly endorsed in blank, in the form attached hereto as

Exhibit B-1. The Shares and stock power(s) shall be held by Pledgee in escrow,
-----------
until such time as the Note shall have been paid in full. As a further inducement to Pledgee to loan to

Pledgor the funds represented by the Note, the spouse of Pledgor, if any, shall execute and deliver to Pledgee a Consent of Spouse in the form attached hereto as Exhibit B-2.
   -----------

     2.   Pledgor's Representations and Covenants. To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)   Payment of Indebtedness. Pledgor will pay the principal sum of
                -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)   Encumbrances. All Shares now or hereafter pledged under this
                ------------
Agreement are and shall be free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     3.   Voting Rights. During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that during the term of the pledge any
          -----------------
stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgee held by Pledgor as a result thereof.

     5.   Warrants and Rights. In the event that, during the term of this
          -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default. Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     7.   Remedies in the Event of Default. In the case of an event of default,
          --------------------------------
as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation, (a) offsetting from Pledgor's salary, bonuses, vacation pay or other amounts due to Pledgor from the Pledgee, any amount due and payable by Pledgor under the Note, and/or (b) proceeding against the Collateral in accordance with the laws of the State of Washington.

     8.   Withdrawal or Substitution of Collateral. Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. The pledge of Shares shall continue until the payment of all
          ----
indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor.

     10.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Miscellaneous.
          -------------

          (a)   Successors and Assigns. The terms and conditions of this
                ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b)   Governing Law. This Agreement and all acts and transactions
                -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

          (c)   Notices. Any notice required or permitted by this Agreement
                -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d)   Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e)   Advice of Legal Counsel. Each party acknowledges and represents
                -----------------------
that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.


                            [Signature Page Follows]

     The parties hereto have executed this Security Agreement as of the day and year first above written.

                            KELLY R. JORGENSEN

                           /s/ Kelly R. Jorgensen
                           ---------------------------------------
                            (Signature)

                            Address:  2029 160th Pl. SE
                                      ----------------------------
                                      Mill Creek, WA 98012
                                      ----------------------------

                                      ----------------------------

                            POINTSHARE CORPORATION

                            By:    /s/ T. Kilgallon
                               ------------------------------------
                            Title:  CEO
                                  ---------------------------------

                            Address:  1300 114th Avenue SE, Suite 100
                                      Bellevue, WA 98004

                                  EXHIBIT B-1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

     FOR VALUE RECEIVED I hereby sell, assign and transfer unto Pointshare Corporation, a Delaware corporation, (the "Company") Five Hundred Twenty-Two Thousand (522,000) shares of the Company's Common Stock standing in my name on the books of said corporation and represented by Certificate No. C-8 herewith and do hereby irrevocably constitute and appoint Christopher P. Dishman, Secretary of the Company to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: December 2,1999



                                  Signature:



                                 /s/ Kelly R. Jorgensen
                                 -------------------
                                     Kelly R. Jorgensen



This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and the Company dated December 2, 1999.

                                  EXHIBIT B-2
                                  -----------

                               CONSENT OF SPOUSE
                               -----------------

     I, Stacy Jorgensen, spouse of Kelly R. Jorgensen, have read and
        ---------------
approved the foregoing Secured Loan Agreement and the exhibits thereto (the

"Agreement"). In consideration of granting of the right to my spouse to borrow
----------
funds as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares of Pointshare Corporation serving as collateral pursuant thereto under the community property laws of the State of Washington or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.

Dated:      12-2-99
      --------------------

                                           /s/ Stacy Jorgensen
                                           -------------------------
                                           (Signature)

                                           Stacy Jorgensen
                                           -------------------------
                                           (Print Name)


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